EXECUTED VERSION
AMENDMENT NO. 1 TO THE MASTER OPERATIONS AND ECONOMICS AGREEMENT
This AMENDMENT NO. 1 TO THE MASTER OPERATIONS AND ECONOMICS AGREEMENT (this “Amendment”), is made and entered into as of February 4, 2026, by and among BCSS W JV Investments (B), L.P., a Delaware limited partnership (the “BCSS Member”), WMG BC Holdco LLC, a Delaware limited liability company (the “Warner Member”), Beethoven JV 1, LLC, a Delaware limited liability company (“Beethoven 1”), Beethoven Holdings 1, LLC, a Delaware limited liability company, a direct, wholly owned subsidiary of Beethoven 1 (“Beethoven Holdings 1”), Beethoven Financing 1, LLC, a Delaware limited liability company, a direct, wholly owned subsidiary of Beethoven Holdings 1 (“Beethoven Financing 1”), the BCSS Funds (as defined in the Master Agreement (as defined below)), BCSS W GP LLC, a Delaware limited liability company and WMG Acquisition Corp., a Delaware corporation. Capitalized terms used but not defined in this Amendment have the meanings given to such terms in the Master Agreement.
W I T N E S S E T H:
WHEREAS, the parties hereto have entered into that certain Master Operations and Economics Agreement, dated as of June 29, 2025 (the “Master Agreement”);
WHEREAS, the Beethoven Entities have acquired, or expect to acquire, In-Scope Catalogs that would be reasonably likely to cause the Members to make cash Capital Contributions in an aggregate amount that will exceed the Initial Commitment Amount set forth on the existing Exhibit A to the Master Agreement;
WHEREAS, pursuant to Section 11.01 of the Master Agreement (and subject to the limitations set forth therein), the provisions of the Master Agreement, including Exhibit A, may be amended from time to time as determined by the Board of Beethoven 1;
WHEREAS, the Board of Beethoven 1 has determined that it is advisable and in the best interests of Beethoven 1 and the Beethoven Entities to amend Exhibit A to the Master Agreement to reflect additional capital commitments of the Members; and
WHEREAS the parties hereto wish to amend the Master Agreement as set forth in this Amendment.
NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Amendments to Master Agreement. From and after the date of this Amendment, the Master Agreement is hereby amended as follows:
(A)Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.
(B)The first sentence of Section 3.01(a)(i) is hereby amended to delete the ~~struck~~ language below and to add the double-underlined language below:

As of ~~the Effective Date~~ February 4, 2026, each Member has committed to make cash Capital Contributions in an aggregate amount across all of the Beethoven Topcos equal to the “Initial Commitment Amount” set forth opposite such Member’s name on Exhibit A (such Member’s “Initial Commitment”), which shall be used by the Beethoven Topcos or a Subsidiary thereof to fund the purchase of In-Scope Catalogs.
2.Binding Effect. This Amendment will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.
3.Entire Agreement; Integration; References. The Master Agreement, as amended by this Amendment, each of the Beethoven Limited Liability Company Agreements, the Commercial Agreements, the Commercial Agreement Side Letters, the Warner Services Agreement and the Bain Services Agreement and all Schedules and Exhibits of each of the foregoing constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof. The provisions set forth in this Amendment shall be deemed to be and shall be construed as part of the Master Agreement to the same extent as if fully set forth verbatim therein.
4.General. Except to the extent expressly modified hereby, the provisions of the Master Agreement remain unmodified and are hereby confirmed as being in full force and effect. The headings in this Amendment are inserted for convenience of reference only and shall not be a part of or control or affect the meaning hereof.
5.Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. Section 14.01 (Governing Law; Submission to Jurisdiction; Waiver of Jury Trial) of the Master Agreement is incorporated by reference herein, mutatis mutandis.
6.Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by each other party hereto, this Amendment shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

[Signature Page Follows]

EXECUTED VERSION
IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

BCSS MEMBER:

BCSS W JV INVESTMENTS (B), L.P.

By:	BCSS W GP, LLC, its General Partner

By:	Bain Capital Credit Member, LLC, its
Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Authorized Signatory

BCSS GUARANTORS:

BAIN CAPITAL SPECIAL SITUATIONS
ASIA II, L.P.

By:	Bain Capital Special Situations Asia II
General Partner, LLC, its General Partner

By:	Bain Capital Credit Member, LLC, its
Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Authorized Signatory

BAIN CAPITAL SPECIAL SITUATIONS
EUROPE II SCSP

By:	Bain Capital Special Situations Europe II
General Partner S.à r.l., its General Partner

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Authorized Signatory

BAIN CAPITAL CREDIT MANAGED
ACCOUNT (VFMC) L.P.

By:	Bain Capital Distressed and Special
Situations 2019 Investors, LLC, its General
Partner

By:	Bain Capital Credit Member II, Ltd., its
Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Authorized Signatory

BAIN CAPITAL GSS 2022 (A), L.P.

By:	Bain Capital GSS 2022 General Partner,
LLC, its General Partner

By:	Bain Capital Credit Member III, LLC, its
Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Authorized Signatory

BAIN CAPITAL GSS 2022 (B), SCSP

By:	Bain Capital GSS 2022 General Partner,
SARL, its Managing General Partner

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Manager A

By:
Name:	Matthieu Huffling
Title:	Manager B

POINT LONSDALE FUND, L.P.

By:	Bain Capital Distressed and Special
Situations 2019 Investors, LLC, its General
Partner

By:	Bain Capital Credit Member II, Ltd., its
Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Authorized Signatory

BAIN CAPITAL SPECIAL SITUATIONS
MANAGED ACCOUNT (N), L.P.

By:	Bain Capital Special Situations Managed
Account General Partner (N), LLC, its General
Partner

By:	Bain Capital Credit Member, LLC, its
Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Authorized Signatory

BAIN CAPITAL SPECIAL SITUATIONS
MANAGED ACCOUNT (CLP), L.P.

By:	Bain Capital Special Situations Managed
Account General Partner (CLP), LLC, its General
Partner

By:	Bain Capital Credit Member, LLC, its
Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Authorized Signatory

BAIN CAPITAL CREDIT MANAGED
ACCOUNT (BC), L.P.

By:	Bain Capital Credit Managed Account (BC)
General Partner, LLC, its General Partner

By:	Bain Capital Credit Member, LLC, its
Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Authorized Signatory

BCSS GP:

BCSS W GP, LLC

By:	Bain Capital Credit Member, LLC,
its manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Authorized Signatory

WARNER:

WMG BC HOLDCO LLC

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

WMG ACQUISITION CORP.

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President, General Counsel &
Assistant Secretary

BEETHOVEN ENTITIES:

BEETHOVEN JV 1, LLC

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

BEETHOVEN HOLDINGS 1, LLC

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

BEETHOVEN FINANCING 1, LLC

By:	/s/ Paul M. Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary